REVOLVING CREDIT AGREEMENT

                         Dated: As of December 18, 1997

                                     Between

                      TANGER PROPERTIES LIMITED PARTNERSHIP

                                  ("Borrower")

                                       and

                               FLEET NATIONAL BANK

                                   ("Lender")

                                 $25,000,000.00



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                                TABLE OF CONTENTS

1.       BACKGROUND
         1.1      Defined Terms
         1.2      Borrower
         1.3      Use of Proceeds
         1.4      Guaranties and Indemnities
         1.5      Facility

2.       ESTABLISHMENT OF FACILITY.
         2.1      Facility
         2.2      Advances
                  2.2.1    Time of Advance.
                  2.2.2    Certifications.
         2.3      Maximum Facility
         2.4      Interest Rate and Payment Terms
         2.5      Fees
                  2.5.1    Commitment Fee
                  2.5.2    Facility Fee

3.       LOAN DOCUMENTS

4.       CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES

5. CONDITIONS PRECEDENT
         5.1      Satisfactory Loan Documents
         5.2      No Material Change
         5.3      Warranties and Representations Accurate
         5.4      Financials
         5.5      Hazardous Waste, Hazardous Materials and Toxic
                  Substances
         5.6      Organizational Documents and Entity Agreements
         5.7      Votes, Consents and Authorizations
         5.8      Legal and Other Opinions
         5.9      Leasing Matters
         5.10     No Event of Default

6. WARRANTIES AND REPRESENTATIONS
         6.1      Financial Information
         6.2      No Violations
         6.3      No Litigation
         6.4 Compliance With Legal Requirements and Environmental Legal Requirements
         6.5      Required Licenses and Permits
         6.6      Use of Proceeds
         6.7      Entity Matters
                  6.7.1    Organization
                  6.7.2    Ownership and Taxpayer Identification Numbers
                  6.7.3    Authorization
         6.8      Valid and Binding
         6.9      Deferred Compensation and ERISA
         6.10     Conditions Satisfied
         6.11     No Material Change; No Event of Default

                                       -i-

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         6.12     No Broker or Finder
         6.13     Background Information and Certificates
         6.14     Guarantor's Warranties and Representations

7. COVENANTS
         7.1      Notices
         7.2      Financial Statements and Reports
                  7.2.1    Annual Statements
                  7.2.2    Periodic Statements
                  7.2.3    Data Requested
         7.3      Payment of Taxes and Other Obligations
         7.4      Conduct of Business; Compliance With Law
         7.5      Insurance
         7.6      Indemnification Against Payment of Brokers' Fees
         7.7      Limitations On Certain Transactions
                  7.7.1 No Merger or Acquisition
                  7.7.2 Guarantor's Status as a REIT
                  7.7.3 Limitations on Investments
                  7.7.4 Limitations on Conduct
                  7.7.5 Limitations on Acquisitions
                  7.7.6 Consent to Certain Actions
         7.8      Deposit of Proceeds; Other Bank Accounts
         7.9      Place for Records: Inspection
         7.10     Costs and Expenses
         7.11     Indemnification
         7.12     Maintenance of Borrower's properties
         7.13     Acquisitions and Dispositions of Borrower's assets

8. FINANCIAL COVENANTS
         8.1      Fair Market Minimum Net Worth
         8.2      Total Liabilities to Total Adjusted Asset Value
         8.3      Secured Indebtedness to Total Adjusted Asset Value
         8.4      EBITDA to Debt Service
         8.5 Total Outstanding Unsecured Indebtedness to Adjusted Unencumbered Asset Value
         8.6      Unencumbered EBITDA to Total Outstanding Unsecured
                  Indebtedness
         8.7      Distributions
         8.8      Projects Under Development to Total Adjusted Asset
                  Value
         8.9      Undeveloped Land Holdings to Total Adjusted Asset Value
         8.10     Total Variable Rate Indebtedness to Total Adjusted
                  Asset Value

9. EVENTS OF DEFAULT
         9.1      Events of Default
                  9.1.1    Generally
                  9.1.2    Note and Other Loan Documents
                  9.1.3    Other Indebtedness
                  9.1.4    Financial Status and Insolvency
                  9.1.5    Breach of Representation or Warranty
                  9.1.6    Guarantor Default
         9.2      Grace Periods and Notice

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                  9.2.1    No Notice or Grace Period
                  9.2.2    Nonpayment of Interest
                  9.2.3    Other Monetary Defaults
                  9.2.4    Nonmonetary Defaults Capable of Cure
         9.3      Certain Lender Remedies
                  9.3.1    Accelerate Debt
                  9.3.2    Pursue Remedies
                  9.3.3    Written Waivers

10. ADDITIONAL REMEDIES OF LENDER
         10.1     Remedies
         10.2     Reimbursement
         10.3     Power of Attorney

11. GENERAL PROVISIONS
         11.1     Notices
         11.2     Limitations on Assignment
         11.3     Further Assurances
         11.4     Parties Bound
         11.5     Waivers, Extensions and Releases
         11.6 Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial
                  11.6.1   Substantial Relationship
                  11.6.2   Place of Delivery
                  11.6.3   Governing Law
                  11.6.4   Consent to Jurisdiction
                  11.6.5   Jury Trial Waiver
         11.7     Survival
         11.8     Cumulative Rights
         11.9     Claims Against Lender
                  11.9.1   Borrower Must Notify
                  11.9.2   Remedies
                  11.9.3   Limitations
         11.10    Obligations Absolute
         11.11    Table of Contents, Title and Headings
         11.12    Counterparts
         11.13    Satisfaction of Commitment
         11.14    Right to Sell
         11.15    Right to Participate
         11.16    Time Of the Essence
         11.17    No Oral Change
         11.18    Monthly Statements
         11.19    Exculpation

Signatures

Exhibit A             -    Definitions

Exhibit B             -    Ownership Interests and Taxpayer
                           Identification Numbers

Exhibit C             -    Authorized Representatives

Exhibit D             -    Certificate of Compliance

                           REVOLVING CREDIT AGREEMENT


         This is a Revolving Credit Agreement (this "Revolving Credit Agreement") made and entered into as of the 18th day of December, 1997, by and between TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership having an address at 1400 West Northwood Street, Greensboro, North Carolina 27408 ("Borrower") and FLEET NATIONAL BANK, a national banking association having an address at 75 State Street, Boston, Massachusetts, 02109 ("Lender").

                                   WITNESSETH:

         1. BACKGROUND.

         1.1 Defined Terms. Capitalized terms used in this Revolving Credit Agreement are defined either in Exhibit A, or in specific sections of this Revolving Credit Agreement, or in another Loan Document, as referenced in Exhibit A

         1.2 Borrower. Borrower is a limited partnership organized under the laws of the State of North Carolina of which the sole general partner is Tanger Factory Outlet Centers, Inc., a corporation organized under the laws of the State of North Carolina.

         1.3 Use of Proceeds. Borrower has applied to Lender to establish a revolving line of credit facility (the "Facility") in the maximum amount of $25,000,000.00, the proceeds of which are to be used for the development or acquisition of additional properties by the Borrower, the expansion and improvement of any properties of the Borrower, supporting working capital needs, the repayment of any other indebtedness of the Borrower, and to pay costs and expenses incident to closing the Facility.

         1.4 Guaranties and Indemnities. As an inducement to Lender to establish the Facility, Tanger Factory Outlet Centers, Inc., having an address a 1400 West Northwood Street, Greensboro, North Carolina (the "Guarantor") has agreed to furnish a certain guaranty.

         1.5 Facility. Subject to all of the terms, conditions and provisions of this Revolving Credit Agreement, and of the agreements and instruments referred to herein, Lender agrees to establish the Facility and Borrower agrees to accept and repay proceeds outstanding under the Facility.

         2. ESTABLISHMENT OF FACILITY.

         2.1 Facility. The Lender hereby establishes the Facility in the Borrower's favor pursuant to which the Lender agrees to lend to the Borrower until the Termination Date, and the Borrower agrees to borrow from the Lender, from time to time, loans and advances (the "Advances"), provided that the aggregate principal amount of the Facility at any one time outstanding hereunder shall not exceed the Maximum Commitment Amount.

         2.2 Advances. The Borrower may request in writing Advances under the Facility.

                  2.2.1 Time of Advance. At the time of each Advance under the Facility, the Borrower shall immediately become indebted to the Lender for the amount thereof. Each Advance made by the Lender may, at the Lender's option, be (i) credited by the Lender to any deposit account of the Borrower; (ii) paid to the Borrower; or (iii) applied to any Obligation of the Borrower to the Lender (each of the foregoing of which may be by check, draft, or other written order or by bank wire or other transfer).

                  2.2.2 Certifications. Upon requesting an Advance under the Facility, the Borrower shall be deemed to have certified that as of the date of such request, the following representations are each true and correct:

                          (i) to the best of the Borrower's knowledge, there has
                  been no material adverse change in the Borrower's or Guarantor's financial condition from the most recent financial information furnished the Lender pursuant to this Revolving Credit Agreement; and

                          (ii) to the best of the Borrower's knowledge, the
                  Borrower and the Guarantor are in compliance with, and have not breached any of, the covenants contained in this Revolving Credit Agreement; and

                          (iii) no event has occurred nor failed to occur which
                  occurrence or failure is, or with the passage of time or giving of notice (or both), would constitute, an Event of Default (as described herein), whether or not the Lender has exercised any of its rights upon such occurrence or failure.

         2.3 Maximum Facility. The maximum availability under the Facility shall be $25,000,000.00 (the "Maximum Commitment Amount").

         2.4 Interest Rate and Payment Terms. The Facility shall be payable as to interest and principal in accordance with the provisions of a certain Promissory Note dated even date herewith

(the "Note"). The Note also provides for interest at a Default Rate (as defined in the Note), Late Charges (as defined in the Note) and prepayment rights and fees.

         2.5 Fees.

                  2.5.1 Commitment Fee. Borrower shall pay a loan commitment fee in the amount of One Hundred Twenty Five Thousand Dollars ($125,000.00), representing one half of one percent (0.50%) of the Maximum Commitment Amount, of which Thirty One Thousand Two Hundred and Fifty Dollars ($31,250.00) has been paid previously, (ii) Thirty One Thousand Two Hundred and Fifty Dollars ($31,250.00) has been paid as of the date hereof, and (iii) the balance of which shall be payable on the earlier of (x) the date one (1) year from the date hereof or (y) the Termination Date; provided however, the Commitment Fee shall be entirely earned as of the date hereof.

                  2.5.2 Facility Fee. Borrower shall pay annually, as compensation for the Lender's maintenance of sufficient funds available for such purpose, in arrears, a facility fee in an amount equal to twelve and one half (12.5) basis points computed on the average undrawn portion of the Facility. The facility fee shall be calculated as of the 18th day of December of each year; provided however, as of the Termination Date, the facility fee shall be calculated in its entirety for that portion of the year expired as of the Termination Date. The facility fee shall be due and payable on or before twenty (20) days after Borrower's receipt of a statement from the Lender as to the amount of such facility fee. The Lender agrees to provide the Borrower with a worksheet detailing each calculation of the average undrawn portion of the Facility.

         3. LOAN DOCUMENTS. The obligations outstanding under the Facility together with interest thereon and all other charges and amounts payable by, and all other obligations of, Borrower to Lender, whenever incurred, direct or indirect, absolute or contingent, arising under the Facility or the Loan Documents ("Obligations") shall be made, evidenced, administered, and governed by all of the terms, conditions and provisions of the "Loan Documents", each as the same may be hereafter modified or amended, consisting of: (i)this Revolving Credit Agreement; (ii) the Note; (iii) the Guaranty from Guarantor; and (iv) any other documents, instruments, or agreements executed to further evidence or secure the Facility. Each of the Loan Documents listed in items (i) through
(iv), inclusive is dated of even date herewith.

         4. CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES. Lender is authorized to rely upon the continuing authority of the persons, officers, signatories or agents hereafter designated

("Authorized Representatives") to bind Borrower with respect to all matters pertaining to establishment of the Facility and the Loan Documents including, but not limited to, requests for Advances and the selection of interest rates. Such authorization may be changed only upon written notice to Lender accompanied by evidence, reasonably satisfactory to Lender, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Lender. The present Authorized Representatives are listed on Exhibit C. Lender shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure Lender that each Authorized Representative is a responsible and senior official of Borrower.

         5. CONDITIONS PRECEDENT. It shall be a condition precedent of Lender's obligation to establish the Facility and make each future Advance thereunder that each of the following conditions precedent be satisfied in full (as determined by Lender in its discretion, which discretion shall be exercised in good faith), unless specifically waived in writing by Lender at or prior to closing and at or prior to each Advance under the Facility:

         5.1 Satisfactory Loan Documents. Each of the Loan Documents shall be satisfactory in form, content and manner of execution and delivery to Lender and its counsel.

         5.2 No Material Change. No material adverse change shall have occurred in the financial condition, business, affairs, operations or control of Borrower or Guarantor, since the date of their respective financial statements most recently delivered to Lender: as of the date hereof, September 30, 1997 for Borrower; September 30, 1997 for Guarantor.

         5.3 Warranties and Representations Accurate. All warranties and representations made by or on behalf of any of Borrower, or Guarantor, to Lender shall be true, accurate and complete in all material respects and shall not omit any material fact necessary to make the same not misleading.

         5.4 Financials. Lender shall have received and approved financial statements from Borrower and Guarantor complying with the standards set forth in
Section 7.2.

         5.5 Hazardous Waste, Hazardous Materials and Toxic Substances. The Lender shall have received, and in its sole discretion approved, satisfactory reports from acceptable, qualified professionals prepared in accordance with Lender's protocols indicating the acceptability of the environmental risk for such of the Borrower's properties, as requested by the Lender.

         5.6 Organizational Documents and Entity Agreements. Lender shall have received and approved (i) the partnership agreement and organizational documents of the Borrower and (ii) the corporate organizational documents of the Guarantor.

         5.7 Votes, Consents and Authorizations. Lender shall have received and approved certified copies of all partnership, entity and corporate votes, consents and authorizations as may be reasonably required to evidence authority for: (i) establishing the Facility and the transactions contemplated hereby;
(ii) providing continuing authorization to designated persons to deal in all respects on behalf of Borrower; and (iii) the execution of all Loan Documents.

         5.8 Legal and Other Opinions. Lender shall have received and approved legal opinion letters from counsel representing Borrower and Guarantor which meet Lender's legal opinion requirements previously furnished to Borrower and Guarantor.

         5.9 Leasing Matters. To the extent requested, Lender shall have received and approved current rent rolls for the Borrower's properties.

         5.10 No Event of Default. There shall not be any Event of Default under any of the Loan Documents.

         6. WARRANTIES AND REPRESENTATIONS. Borrower warrants and represents to Lender for the express purpose of inducing Lender to enter into this Revolving Credit Agreement, to make Advances under the Facility, and to otherwise complete all of the transactions contemplated hereby, that as of the date of this Revolving Credit Agreement, upon the date the initial Advance is funded and at all times thereafter until the Facility has been repaid and all Obligations to Lender have been satisfied as follows:

         6.1 Financial Information. True, accurate and complete financial statements of Borrower and Guarantor have been delivered to Lender and the same fairly present the financial condition of Borrower and Guarantor as of the dates thereof and no material and adverse change has occurred in such financial condition since the dates thereof. All financial statements of Borrower and Guarantor hereafter furnished to Lender shall be true, accurate and complete and shall fairly present the financial condition of Borrower and Guarantor as of the dates thereof.

         6.2 No Violations. The establishment of the Facility and the subsequent payment and performance of the obligations evidenced by the Loan Documents shall not constitute a violation of, or conflict with, any law, order, regulation, contract, agreement or organizational document to which Borrower or

Guarantor is a party or by which Borrower or Guarantor, or the property thereof, may be bound.

         6.3 No Litigation. There is no material litigation now pending, or to the best of Borrower's knowledge threatened, against Borrower or Guarantor which if adversely decided could materially impair the ability of Borrower or Guarantor to pay and perform its obligations hereunder or under the other Loan Documents.

         6.4 Compliance With Legal Requirements and Environmental Legal Requirements. The use, operation, ownership, and development of the Borrower's properties comply with, and shall continue to comply with, all material Legal Requirements and Environmental Legal Requirements, and any and all covenants, conditions, restrictions or other matters which materially affect the Borrower's properties.

         6.5 Required Licenses and Permits. All Licenses and Permits which are reasonably required in order to use, operate, own and develop the Borrower's properties in the usual course of business have been duly and properly obtained, and will remain in full force and effect, and have been, and shall be complied with, in all material respects.

         6.6 Use of Proceeds. The Advances under the Facility shall be used solely and exclusively to provide funds to support development or acquisition of additional properties by the Borrower, the expansion and improvement of any properties of the Borrower, supporting working capital needs, the repayment of any other indebtedness of the Borrower, and to pay costs and expenses incident to establishment of the Facility. No portion of the proceeds of the Facility shall be used directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry any margin stock, or to extend credit to others for the purpose thereof, or to repay or refund indebtedness previously incurred for such purpose, or (ii) for any purpose which would violate or is inconsistent with the provisions of regulations of the Board of Governors of the Federal Reserve System including, without limitation, Regulations G, T, U and X thereof.

         6.7 Entity Matters.

                  6.7.1 Organization.

                          (i) Borrower. Borrower is a duly organized validly
                  existing limited partnership in good standing under the laws of North Carolina, and is duly qualified in each jurisdiction where the nature of its business is such that qualification is required and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Revolving Credit Agreement.

                          (ii) Guarantor. Guarantor is a duly organized validly
                  existing corporation in good standing under the laws of North Carolina, and is duly qualified in each jurisdiction where the nature of its business is such that qualification is required and has all requisite power and authority to conduct its business, as now conducted, and as contemplated by this Revolving Credit Agreement.

                  6.7.2 Ownership and Taxpayer Identification Numbers. All of the general partners of Borrower, and a description of the ownership interests of Borrower held by the same, are listed in Exhibit B. The identity and ownership of any Guarantor which is not natural person is accurately stated on Exhibit B. The taxpayer identification numbers of Borrower and the Guarantor are accurately stated in Exhibit B.

                  6.7.3 Authorization. All required partnership and corporate actions and proceedings have been duly taken so as to authorize the execution and delivery by Borrower and, where applicable, Guarantor of the Loan Documents.

         6.8 Valid and Binding. Each of the Loan Documents constitute legal, valid and binding obligations of Borrower and, where applicable, Guarantor, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

         6.9 Deferred Compensation and ERISA. Borrower does not have any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employment Retirement Security Act of 1974, as now or hereafter amended ("ERISA") except as may be designated to Lender in writing by Borrower from time to time ("ERISA Plan") and no "Reportable Event" as defined in ERISA has occurred and is now continuing with respect to any such ERISA Plan. The establishing of the Facility, the performance by Borrower of its obligations under the Loan Documents and Borrower's conducting of its operations do not and will not violate any provisions of ERISA.

         6.10 Conditions Satisfied. Assuming that Lender has approved all matters requiring their approval, all of the conditions precedent to establishing the Facility set forth in Section 5 have been satisfied.

         6.11 No Material Change; No Event of Default. There has been no material adverse change in the financial condition, business, affairs or control of Borrower or Guarantor since the date of their respective last financial statements most recently delivered to the Lender in accordance with the requirements of Section 7.2 hereof. No Event of Default exists under any of the Loan Documents. There is no Event of Default on the part of Borrower or Guarantor under this Revolving Credit Agreement or any of the other Loan Documents and to the best of the Borrower's knowledge, no event has occurred and is continuing which could constitute an Event of Default under any Loan Document. Borrower has filed all required federal, state and local tax returns and has paid all taxes due pursuant to such returns or any assessments against Borrower or the Borrower's assets.

         6.12 No Broker or Finder. Neither Borrower, nor Guarantor, nor anyone on behalf thereof, has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by Lender in connection with establishing of the Facility.

         6.13 Background Information and Certificates. All of the factual information contained or referred to in Section 1 of this Revolving Credit Agreement and in the Exhibits to this Revolving Credit Agreement or the other Loan Documents, and in the certificates and opinions furnished to Lender by or on behalf of Borrower in connection with the Facility, is true, accurate and complete in all material respects, and omits no material fact necessary to make the same not misleading.

         6.14 Guarantor's Warranties and Representations. Borrower has no reason to believe that any warranties or representations made in writing by Guarantor to Lender are untrue, incomplete or misleading in any respect.

         7. COVENANTS. Borrower covenants and agrees that from the date hereof and so long as any Obligations remain outstanding hereunder, or there exists any availability to make Advances under the Facility, as follows:

         7.1 Notices. Borrower shall, with reasonable promptness, but in all events within ten (10) days after it has actual knowledge thereof, notify Lender in writing of the occurrence of any act, event or condition (i) which constitutes an Event of Default under any of the Loan Documents or (ii) which would constitute, solely with the passage of time or the giving of notice, an Event of Default. Such notification shall include a written statement of any remedial or curative actions which Borrower proposes to undertake to cure or remedy such Event of Default.

         7.2 Financial Statements and Reports. Borrower shall furnish or cause to be furnished to Lender from time to time, the following financial statements and reports and other information, all in form, manner of presentation and substance acceptable to Lender:

                  7.2.1 Annual Statements. Within 120 days of the fiscal year end of the Borrower and the Guarantor, audited consolidating financial statements of Borrower and Guarantor prepared in accordance with GAAP, or other recognized method of accounting acceptable to Lender, consistently applied, by an independent, certified public accountant acceptable to Lender, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Lender may from time to time reasonably determine, including, without limitation, consolidated financial statements consisting of a balance sheet as of the end of the fiscal year, income statements, and statements of cash flows for the fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, as reported in the Form 10-K of the Borrower and Guarantor, which are required to be filed with the Securities and Exchange Commission, all being certified by the General Partner of the Borrower and the chief financial officer of the Guarantor;

                  7.2.2 Periodic Statements. Within 45 days following the end of each fiscal quarter the following,

                          (i) Certified Internally Prepared Financial
                  Statements. For the Borrower and the Guarantor, internally prepared financial statements consisting of the consolidated and consolidating balance sheets, income statements, and statement of cash flows for the quarter just ended, and for the fiscal year through the quarter, as reported in the Form 10-Q of the Borrower and Guarantor, which are required to be filed with the Securities and Exchange Commission, all certified by the General Partner and the chief financial officer of the Guarantor, as having been prepared in accordance with GAAP consistently applied; and

                          (ii) Certificate of Compliance. Contemporaneously with
                  the delivery of the reports referred to in clause (i) above, a certification by the general partner of Borrower and the chief financial officer of the Guarantor (the "Certificate of Compliance")(x) as to the status and compliance of the financial covenants set forth in Section 8 below and (y) to the Borrower's knowledge that there is not occurring an Event of Default, which certification shall be in the form attached hereto as Exhibit D.

                  7.2.3 Data Requested. Within a reasonable period of time and from time to time, but no more frequently than quarterly unless an Event of Default has occurred and is continuing, such other financial data or information as Lender may reasonably request with respect to the Borrower or the Guarantor, including, without limitation, the Form 8- K of the Borrower and Guarantor, which are required to be filed with the Securities and Exchange Commission.

         7.3 Payment of Taxes and Other Obligations. Borrower shall duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges payable by it, or with respect to any of the Borrower's properties.

         7.4 Conduct of Business; Compliance With Law. Borrower shall own, develop, operate and use its properties and conduct its affairs in a lawful manner and in compliance with all Legal Requirements and Environmental Legal Requirements applicable thereto and all provisions of ERISA to the extent that a failure to do so would result in a material adverse effect in the conduct of the Borrower's business or the ability of the Borrower to perform its obligations hereunder.

         7.5 Insurance. Borrower shall at all times maintain in full force and effect the insurance coverages satisfactory to the Lender. All insurance premiums shall be paid annually, in advance, and Lender shall be provided with evidence of such prepayment of insurance premiums prior to closing and upon the request of Lender. The Lender acknowledges that the insurance as of the date hereof as reflected in the Certificate of Insurance provided by the Borrower is satisfactory to the Lender.

         7.6 Indemnification Against Payment of Brokers' Fees. Borrower agrees to defend, indemnify and save harmless Lender from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of establishing the Facility.

         7.7 Limitations On Certain Transactions. Borrower and Guarantor agrees to the following limitations:

                  7.7.1 No Merger or Acquisition. Neither the Borrower nor the Guarantor shall dissolve or liquidate, nor, without notice to the Lender, merge or consolidate with any other entity.

                  7.7.2 Guarantor's Status as a REIT. The Guarantor is and shall continue to be in compliance with all requirements of law relative to its status as a Real Estate Investment Trust ("REIT") (including without limitation the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities laws and

         "Blue Sky") applicable to it and its respective businesses, in each case, where the failure to comply would have a material adverse effect on the Guarantor's status a REIT. The Guarantor has made all filings with and obtained all consents of the Securities and Exchange Commission as required under the Securities Act and the Securities Exchange Act in connection with the execution, delivery and performance by the Guarantor of each of the Obligations incurred in connection with the Loan Documents.

                  7.7.3 Limitations on Investments. Except for its interest in the Borrower, Guarantor shall be prohibited from investing in any other partnerships, corporations, limited liability companies or other entities whatsoever.

                  7.7.4 Limitations on Conduct. Guarantor shall be prohibited from engaging in, or conducting, any business whatsoever other than the operations conducted in its capacity as general partner of the Borrower.

                  7.7.5 Limitations on Acquisitions. Guarantor shall be prohibited from purchasing or acquiring any assets whatsoever other than those assets purchased or acquired in its capacity as general partner of the Borrower.

                  7.7.6 Consent to Certain Actions. The Guarantor shall be allowed to undertake any of the actions prohibited in Sections 7.7.3,
         7.7.4 or 7.7.5, with the prior written consent of the Lender. In the event that the Borrower requests any such consent in writing, if the Lender does not within fifteen (15) Business Days of the Lender's receipt of such written request, and all information reasonably required in order to evaluate such request, provide either the Lender's written consent or disapproval thereof, such consent shall be deemed to have been granted by the Lender.

         7.8 Deposit of Proceeds; Other Bank Accounts.

                  7.8.1 Borrower shall establish a demand (checking) account with Lender. The following account(s) have been opened for the purpose of creating a depository account for the Property: Account No. ________________ at Fleet National Bank in the name of Tanger Properties Limited Partnership(the "Account").

                  7.8.2 Lender is hereby authorized, on or after the due date, to charge the Account with the amount of all payments due under this Revolving Credit Agreement, the Note or the other Loan Documents. The failure of Lender to so charge such account shall not affect or limit Borrower's obligation to make any required payment.

                  7.8.3 (i) If any payment is not made when due under any of the Loan Documents, after giving regard to applicable grace periods, if any, or (ii) if any Event of Default or other event which would entitle Lender to accelerate the indebtedness under the Note; then, in any such event, any deposits, balances or other sums credited by or due from Lender in the Account, may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, debited and appropriated, and applied by Lender against any or all of Borrower's Obligations irrespective of whether demand shall have been made and although such Obligations may be unmatured, in such manner as Lender in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, debit or appropriation and application with respect to the Account, Lender agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off, debit or appropriation and application.

         7.9 Place for Records: Inspection. Borrower shall maintain business records at the address specified at the beginning of this Revolving Credit Agreement, as such address may be changed upon notice to the Lender. Upon notice and at reasonable times during normal business hours Lender shall have the right (through such agents or consultants as Lender may designate) to examine Borrower's assets, including, without limitation, the Borrower's properties, and make copies of and abstracts from Borrower's books of account, correspondence and other records and to discuss its financial and other affairs with any of its partners and any accountants hired by Borrower, it being agreed that Lender shall use reasonable efforts to not divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the Facility, enforcing its rights and remedies under the Loan Documents and in the conduct, operation and regulation of its banking and lending business (which may include, without limitation, the transfer of the Facility or of participation interests therein). Any transferee of the Facility or any holder of a participation interest in the Facility shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Facility or of further participation interests therein.

         7.10 Costs and Expenses. Borrower shall pay all fees, costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation, execution, and delivery of the Loan Documents and any subsequent amendments thereto, and the enforcement of Lender's rights under the Loan Documents, including, without limitation, reasonable legal fees and disbursements.

         7.11 Indemnification. Borrower shall at all times, both before and after repayment of the Obligations, at its sole cost and expense defend, indemnify, exonerate and save harmless Lender and all those claiming by, through or under Lender ("Indemnified Party") against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys' fees and experts, fees and disbursements, which may at any time be imposed upon, incurred by or asserted or awarded against the Indemnified Party and arising from or out of:

                           (i) any Hazardous Materials or any violation of any
                  Environmental Legal Requirements applicable to the Borrower's properties, the Borrower, or both;

                          (ii) any liability for damage to person or property
                  arising out of any violation of any Legal Requirement applicable to the Borrower's properties, Borrower, or both; or

                          (iii) any act, omission, negligence or conduct at the
                  Borrower's properties, or arising or claimed to have arisen, out of any act, omission, negligence or conduct of Borrower or any contractor, sub contractor, tenant, occupant or invitee thereof, which is in any way related to the Borrower's properties.

Notwithstanding the foregoing, an Indemnified Party shall not be entitled to indemnification in respect of claims arising from acts of its own gross negligence or willful misconduct to the extent that such gross negligence or willful misconduct is determined by the final judgment of a court of competent jurisdiction, not subject to further appeal, in proceedings to which such Indemnified Party is a proper party.

         7.12 Maintenance of Borrower's properties. Borrower shall protect and maintain, or cause to be maintained, in a manner consistent with Borrower's current maintenance standards at all times, the buildings and structures now standing or hereafter erected on the Borrower's properties, and any additions and improvements thereto, and all personal property now or hereafter situated therein, and the utility services, the parking areas and access roads, and all building fixtures and equipment and articles of personal property now or hereafter acquired and used in connection with the operation of the Borrower's properties.

         7.13 Acquisitions and Dispositions of Borrower's assets. Borrower shall provide Lender with written notice of all dispositions or acquisitions of Projects within fifteen (15)days of said disposition or acquisition.

         7.14 Replacement Documentation. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

         8. FINANCIAL COVENANTS. Each of the financial covenants set forth hereunder shall be calculated as of the Calculation Date, and shall be determined in a manner acceptable to Lender.

         8.1 Fair Market Minimum Net Worth. Borrower shall maintain a Fair Market Minimum Net Worth equal to or in excess of $175,000,000.00.

         8.2 Total Liabilities to Total Adjusted Asset Value. Borrower shall not permit the ratio of Total Liabilities to Total Adjusted Asset Value to exceed sixty (60%) percent.

         8.3 Secured Indebtedness to Total Adjusted Asset Value. Borrower shall not permit the ratio of Secured Indebtedness to Total Adjusted Asset Value to exceed forty (40%) percent.

         8.4 EBITDA to Debt Service. Borrower shall maintain the ratio of (i) EBITDA for the twelve (12) month period ending on the Calculation Date to (ii) Debt Service for the twelve (12) month period ending on such Calculation Date equal to or in excess of 2.0: 1.0.

         8.5 Total Outstanding Unsecured Indebtedness to Adjusted Unencumbered Asset Value. Borrower shall not permit the ratio of Total Outstanding Unsecured Indebtedness to Adjusted Unencumbered Asset Value to exceed sixty (60%) percent.

         8.6 Unencumbered EBITDA to Total Outstanding Unsecured Indebtedness. Borrower shall maintain the ratio of (i) Unencumbered EBITDA for the twelve (12) month period ending on the Calculation Date to (ii) that portion of interest expense attributable to Total Outstanding Unsecured Indebtedness for the twelve
(12) month period ending on the Calculation Date, equal to or in excess of 2.25:
1.0.

         8.7 Distributions. Annual dividends and distributions will not exceed Funds From Operations, and will be measured at each fiscal year end.

         8.8 Projects Under Development to Total Adjusted Asset Value. Borrower will not permit the ratio of the cost value of Projects Under Development to exceed twenty five (25%) percent of Total Adjusted Asset Value.

         8.9 Undeveloped Land Holdings to Total Adjusted Asset Value. Borrower shall not permit the ratio of cost value of all undeveloped holdings (raw land)(exclusive of any properties determined to be Projects Under Development) determined in accordance with GAAP to exceed fifteen (15%) percent of Total Adjusted Asset Value.

         8.10 Total Variable Rate Indebtedness to Total Adjusted Asset Value. Borrower will not permit the ratio of Total Variable Rate Indebtedness to exceed twenty (20%) percent of Total Adjusted Asset Value.

         9. EVENTS OF DEFAULT. The following provisions deal with Events of Default, notice, grace and cure periods, and certain rights of Lender following an Event of Default.

         9.1 Events of Default. Each of the following events, unless cured within any applicable grace period set forth or referred to below in this
Section 9.2 shall constitute an "Event of Default":

                  9.1.1 Generally. A default by Borrower in the performance of any term, provision or condition of this Revolving Credit Agreement to be performed by Borrower, or a breach, or other failure to satisfy, any other term, provision, condition, covenant or warranty under this Revolving Credit Agreement and such default is not waived and remains uncured beyond any applicable specific grace period provided for in this Revolving Credit Agreement, or as set forth in Section 9.2 below;

                  9.1.2 Note and Other Loan Documents. A default by Borrower in the payment of any principal or interest due under the Note on the due date thereof or performance of any term or provision of the Note, or of any of the other Loan Documents, or a breach, or other failure to satisfy, any other term, provision, condition or warranty under the Note, or any other Loan Document, regardless of whether the then undisbursed portion of the Facility is sufficient to cover any payment of money required thereby, and the specific grace period, if any, allowed for the default in question shall have expired without such default having been cured or waived;

                  9.1.3 Other Indebtedness. The occurrence of an event constituting a default (after the expiration of any applicable grace period without the cure or waiver thereof) under the terms of any other Indebtedness of the Borrower to any one third party in the amount in excess of Five Million Dollars ($5,000,000.00); provided however, if the Indebtedness is non-recourse to the Borrower, the occurrence of an event constituting a default after the expiration of any applicable grace period without the cure or waiver thereof under the terms of such Indebtedness of the Borrower to any one third party in the amount in excess of Ten Million Dollars ($10,000,000.00).

                  9.1.4 Financial Status and Insolvency.

                           A. Borrower shall: (i) admit in writing its inability
                  to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of creditors; (iv) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law; (vi) have a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of Borrower, or of the whole or any substantial part of the property or assets of Borrower, and such order, judgment or decree shall remain unvacated or not set aside or unstayed for sixty (60) days; (vii) have a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law and such petition shall remain undismissed for sixty (60) days; (viii) have, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction assume custody or control of Borrower or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for sixty (60) days; (ix) have an attachment or execution levied against any substantial portion of the real estate owned by Borrower; or (x) have any materially adverse change in its financial condition since the date of this Revolving Credit Agreement; or

                           B. any such event as set forth in Section 9.1.3 or
                  Section 9.1.4. A. shall occur with respect to any Guarantor or any general partner of Borrower; or


                  9.1.5 Breach of Representation or Warranty. Any material representation or warranty made by Borrower or

         Guarantor herein or in any other instrument or document relating to the Facility shall at any time be materially false or misleading, or any warranty shall be materially breached and such is not waived by Lender;

                  9.1.6 Guarantor Default. A default by Guarantor in the performance of any term or provision of any Loan Document to which Guarantor is a party, or the breach, or any other failure to satisfy any other term, provision, condition or warranty imposed upon the Guarantor in any Loan Document to which Guarantor is a party or by which Guarantor is bound, after the expiration of any applicable grace period without the cure or waiver thereof, such cure period being determined in the same manner as for the Borrower.

         9.2 Grace Periods and Notice. As to each of the foregoing events the following provisions relating to grace periods and notice shall apply:

                  9.2.1 No Notice or Grace Period. There shall be no grace period and no notice provision with respect to the payment of principal at maturity and no grace period and no notice provision with respect to defaults related to the voluntary filing of bankruptcy or reorganization proceedings or an assignment for the benefit of creditors, or with respect to nonmonetary defaults which are not reasonably capable of being cured, or with respect to a breach of a material warranty or representation under Section 6.

                  9.2.2 Nonpayment of Interest. As to any payment which is made by an overdraft to Borrower's account which overdraft is not repaid within three (3) Business Days or as to the nonpayment of interest, there shall be a ten (10) day grace period without any requirement of notice from Lender.

                  9.2.3 Other Monetary Defaults. All other monetary defaults shall have a five (5) Business Day grace period following notice from Lender, or, if shorter, a grace period without notice until five (5) Business Days before the last day on which payment is required to be made in order to avoid: (i) the cancellation or lapse of required insurance, or (ii) a tax sale or the imposition of late charges or penalties in respect of taxes or other municipal charges.

                  9.2.4 Nonmonetary Defaults Capable of Cure. As to nonmonetary defaults which are reasonably capable of being cured or remedied, unless there is a specific shorter or longer grace period provided for in this Revolving Credit Agreement or in another Loan Document, there shall be a thirty (30) day grace period following notice from Lender or, if such default would reasonably require more than thirty (30) days to cure or remedy, such longer period of time not to exceed a total of one hundred and twenty (120) days from Lender's notice as may be reasonably required so long as Borrower shall commence reasonable actions to remedy or cure the default within thirty (30) days following such notice and shall diligently prosecute such curative action to completion within such one hundred and twenty (120) day period. However, where there is an emergency situation in which there is danger to person or property such curative action shall be commenced as promptly as possible. As to breaches of warranties and representations (other than those related to financial information or construction documents) there shall be a thirty (30) day grace period following notice from Lender.

         9.3 Certain Lender Remedies. If an Event of Default shall occur,
Lender:

                  9.3.1 Accelerate Debt. May declare the indebtedness evidenced by the Note and the Obligations immediately due and payable (provided that in the case of a voluntary petition in bankruptcy filed by Borrower or (after the expiration of the grace period if any set forth above) an involuntary petition in bankruptcy filed against Borrower, such acceleration shall be automatic). Upon such an acceleration all principal, accrued interest and costs and expenses shall be due and payable together with interest on such principal at the Default Rate and any applicable Yield Maintenance Prepayment Fee (as defined in the Note); and

                  9.3.2 Pursue Remedies. May pursue any and all remedies provided for hereunder, or under any one or more of the other Loan Documents.

                  9.3.3 Written Waivers. If an Event of Default is waived by Lender, in its sole discretion, pursuant to a specific written instrument executed by an authorized officer of Lender, the Event of Default so waived shall be deemed to have never occurred.

         10. ADDITIONAL REMEDIES OF LENDER.

         10.1 Remedies. Upon the occurrence of an Event of Default, whether or not the indebtedness evidenced by the Note shall be due and payable or Lender shall have instituted any action for the enforcement of the Note, Lender may, in addition to any other remedies which Lender may have hereunder or under the other Loan Documents, and not in limitation thereof, and in Lender's sole and absolute discretion, proceed to protect and enforce its rights and remedies under this Revolving Credit Agreement, the Note or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Revolving Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including as permitted by applicable law, the obtaining of the ex parte appointment of a receiver, and, if any amount owed to the Lender shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender. No remedy conferred upon the Lender or the holder of the Note in this Revolving Credit Agreement or in any of the other Loan Documents is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         10.2 Reimbursement. Lender shall have the right to collect and seek reimbursement for all sums paid or incurred pursuant to any of the Loan Documents, including Section 7.10, and all payments made or incurred by Lender hereunder shall be paid by Borrower to Lender upon demand with interest at the Default Rate from the date of payment by Lender to the date of payment to Lender.

         10.3 Power of Attorney. For the purpose of exercising the rights granted by this Section 10.3, as well as any and all other rights and remedies of Lender, Borrower hereby irrevocably constitutes and appoints Lender (or any agent designated by Lender) its true and lawful attorney-in-fact, upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts permitted hereunder or by law in the name and on behalf of Borrower.

         11. GENERAL PROVISIONS.

         11.1 Notices. Any notice or other communication (other than routine reporting as required under the Loan Documents) in connection with this Revolving Credit Agreement, the Note, or any of the other Loan Documents, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission, if a FAX Number is designated below, provided a copy is also sent by first-class mail addressed:

                  If to Borrower:

                           Tanger Properties Limited Partnership
                           1400 West Northwood Street
                           Greensboro, North Carolina 27408
                           FAX Number: (910) 274-6632 (after December 15, 1997, Area Code 336)
                           Attention: Virginia R. Summerell

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Vernon, Vernon, Wooten, Brown,
                           Andrews & Garrett
                           522 S. Lexington Avenue
                           Burlington, North Carolina 27216
                           FAX Number: (919) 226-3866
                           Attn: R. Joyce Garrett, Esquire

                  If to Lender:

                           Fleet National Bank
                           75 State Street
                           Boston, Massachusetts 02108
                           FAX Number: (617) 346-3220
                           Attention:  Commercial Real Estate Loan
                                       Administration Manager

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Riemer & Braunstein
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           FAX Number: (617) 723-6831
                           Attention: Steven J. Weinstein, Esquire

                  If to the Guarantor:

                           Tanger Factory Outlet Centers, Inc.
                           1400 West Northwood Street
                           Greensboro, North Carolina 27408
                           FAX Number:(910) 274-6632 (after December 15, 1997, Area Code 336)
                           Attention: Virginia R. Summerell

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Vernon, Vernon, Wooten, Brown,
                           Andrews & Garrett
                           522 S. Lexington Avenue
                           Burlington, North Carolina 27216
                           FAX Number: (919) 226-3866
                           Attn: R. Joyce Garrett, Esquire


Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

         A notice shall be deemed to have been given, delivered and received for the purposes of all Loan Documents upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or (ii) if hand delivered at the specified address by such courier or over night delivery service, when delivered or tendered for delivery during customary business hours on a Business Day, or
(iii) if so mailed, on the date of actual receipt at evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt during customary business hours on a Business Day as evidenced by confirmation.

         11.2 Limitations on Assignment. Borrower may not assign this Revolving Credit Agreement or the monies due thereunder without the prior written consent of Lender in each instance.

         11.3 Further Assurances. Borrower shall upon request from Lender from time to time execute, seal, acknowledge and deliver such further instruments or documents which Lender may reasonably require to better perfect and confirm its rights and remedies hereunder, under the Note and under each of the other Loan Documents,

         11.4 Parties Bound. The provisions of this Revolving Credit Agreement and of each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except as otherwise prohibited by this Revolving Credit Agreement or any of the other Loan Documents.

         This Revolving Credit Agreement is a contract by and between Borrower and Lender for their mutual benefit, and no third person shall have any right, claim or interest against either Lender or Borrower by virtue of any provision hereof.

         11.5 Waivers, Extensions and Releases. Lender may at any time and from time to time waive any one or more of the conditions contained herein or in any of the other Loan Documents, but any such waiver, extension or release shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance, shall not be considered a waiver of such condition in any other instance or any other circumstance.

         11.6 Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury
Trial.

                  11.6.1 Substantial Relationship. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

                  11.6.2 Place of Delivery. Borrower agrees to furnish to Lender at the Lender's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

                  11.6.3 Governing Law. This Revolving Credit Agreement and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

                  11.6.4 Consent to Jurisdiction. Borrower hereby consents to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts.

                  11.6.5 Jury Trial Waiver. BORROWER AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS REVOLVING CREDIT AGREEMENT, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS REVOLVING CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BORROWER AND LENDER TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.7 Survival. All representations, warranties, covenants and agreements of Borrower, or Guarantor, herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of Borrower or Guarantor pursuant hereto are significant and shall be deemed to have been relied upon by Lender notwithstanding any investigation made by Lender or on its behalf and shall survive the delivery of the Loan Documents and the establishment of the Facility and each advance pursuant thereto. No review by Lender, or by its representatives, of any opinion letters, certificates from professionals or other item of any nature shall relieve Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of Borrower or Guarantor, or any one or more of them, under any one or more of the Loan Documents.

         11.8 Cumulative Rights. All of the rights of Lender hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as Lender may determine in its sole good faith judgment.

         11.9 Claims Against Lender.

                  11.9.1 Borrower Must Notify. Lender shall not be in default under this Revolving Credit Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within thirty (30) days after Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to, any of the persons or officials referred to in Exhibit C as Authorized Representatives.

                  11.9.2 Remedies. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Lender has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Lender's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys, fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Lender, where it is also so determined that Lender acted in bad faith, or that Lender's default constituted gross negligence or willful misconduct, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

                  11.9.3 Limitations. In no event, however, shall Lender be liable to Borrower or to Guarantor or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever the nature of the breach by Lender of its obligations under this Revolving Credit Agreement or under any of the other Loan Documents. In no event shall Lender be liable to Borrower or to Guarantor or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within the time period specified above.

         11.10 Obligations Absolute. Except to the extent prohibited by applicable law which cannot be waived, the Obligations of Borrower and the obligations of the Guarantor under the Loan Documents shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which Borrower or any Guarantor may have at any time against Lender whether in connection with the Facility or any unrelated transaction.

         11.11 Table of Contents, Title and Headings. Any Table of Contents, the titles and the headings of sections are not parts of this Revolving Credit Agreement or any other Loan Document and shall not be deemed to affect the meaning or construction of any of their provisions.

         11.12 Counterparts. This Revolving Credit Agreement may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such loan agreement is sought.

         11.13 Satisfaction of Commitment. The establishment of the Facility being made pursuant to the terms hereof and of the other Loan Documents is being made in satisfaction of Lender's obligations under the Commitment dated as of October 14, 1997. The terms, provisions and conditions of this Revolving Credit Agreement and the other Loan Documents supersede the provisions of the Commitment.

         11.14 Right to Sell. Lender shall have the unrestricted right at any time or from time to time, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), subject to the Borrower's prior written approval as to the identity and number, such approval not to be unreasonably withheld, and Borrower and each Guarantor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Revolving Credit Agreement and to any other documents, instruments and agreements executed in connection herewith (provided such amendments do not increase Borrower's obligations or reduce or restrict Borrower's rights) as Lender shall deem necessary to effect the foregoing. In addition, at the request of Lender and any such Assignee, Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Lender has retained any of its rights and obligations hereunder following such assignment, to Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the Note held by Lender prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Lender in connection with such assignment, and written notice from the Lender to the Borrower of the effectiveness of such assignment, such Assignee shall be a party to this Revolving Credit Agreement and shall have all of the rights and obligations of Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Lender pursuant to the assignment documentation between Lender and such Assignee, and Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. Borrower shall be responsible for all fees and expenses incurred by Lender or any Assignee relating to an increase in the availability under the Facility and/or extension of the Maturity Date (as defined in the Note) of the Facility. Notwithstanding the rights and obligations granted to the Assignee, Lender shall act as sole agent for the Assignee's in connection with the Facility and Borrower shall continue to deal solely and directly with Lender in connection with Lender's and Assignee's rights and obligations hereunder, unless Borrower gives prior written approval otherwise.

         11.15 Right to Participate. Lender shall have the unrestricted right at any time and from time to time, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in Lender's obligation to lend hereunder and/or any or all of the loans held by Lender hereunder. In the event of any such grant by Lender of a participating interest to a Participant, whether or not upon notice to Borrower, Lender shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations hereunder, unless Borrower gives prior written approval otherwise.

         Lender may furnish any information concerning Borrower in its possession from time to time to prospective Assignees and Participants, provided that Lender shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

         11.16 Time Of the Essence. Time is of the essence of each provision of this Revolving Credit Agreement and each other Loan Document.

         11.17 No Oral Change. This Revolving Credit Agreement and each of the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Revolving Credit Agreement or any of the other Loan Documents.

         11.18 Monthly Statements. While Lender may issue invoices or other statements on a monthly or periodic basis (a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of Lender to issue any Statement on one or more occasions shall not affect Borrower's obligations to make payments under the Loan Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon Lender and so Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of Lender's rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.

         11.19 Exculpation. The Loan Documents have been negotiated, executed and delivered on behalf of the Borrower by its Authorized Representatives or by the Guarantor, in its capacity as the Borrower's sole general partner, or officers thereof in their representative capacity and not individually, and bind only the Borrower and Guarantor and no employee, agent, officer, partner or shareholder ("Exculpated Party") of the Borrower or Guarantor shall be bound or held to any personal liability in connection with the Obligations of the Borrower or Guarantor thereunder, and any person or entity dealing with the Borrower in connection therewith shall look solely to the Borrower and the Guarantor for the payment of any claim or for the performance of any obligation thereunder.

         IN WITNESS WHEREOF this Revolving Credit Agreement has been duly executed and delivered as a sealed instrument.

         BORROWER:                   TANGER PROPERTIES LIMITED
                                     PARTNERSHIP
                                     By its General Partner

                                     Tanger Factory Outlet Centers,
                                     Inc.


                                     By: /s/ Stanley K. Tanger
                                     -------------------------
                                     Name: Stanley K. Tanger
                                     Title: Chairman of the Board
                                     and Chief Executive Officer

         LENDER:                     FLEET NATIONAL BANK


                                     By: /s/ Aron D. Levine
                                     ----------------------
                                     Name: Aron D. Levine
                                     Title: Vice-President

                                    EXHIBITS:

Exhibit A                  -        Definitions

Exhibit B                  -        Ownership Interests and Taxpayer
                                    Identification Numbers

Exhibit C                  -        Authorized Representatives

Exhibit D                  -        Certificate of Compliance

                     EXHIBIT A TO REVOLVING CREDIT AGREEMENT

                                   DEFINITIONS



Account as defined in Section 7.8.

Adjusted Unencumbered Asset Value shall mean, as of the Calculation Date, the sum of (A) plus (B):

                  "(A)" shall mean the sum of:

                  (i) 100% of Borrower's unrestricted operating cash and equivalents; plus

                  (ii) cost value of Projects Under Development which are included in Unencumbered Assets; plus

                  (iii) cost value of New Developments which are included in Unencumbered Assets.

                  "(B)" shall mean

                  (i) (x) an amount equal to Unencumbered EBITDA for the most recently ended fiscal quarter (as adjusted by the Borrower (1) to take into account the Unencumbered EBITDA of any dispositions during the subject fiscal quarter of Unencumbered Assets owned by the Borrower and (2) to deduct Unencumbered EBITDA for any Projects Under Development and New Developments which are included in Unencumbered Assets, each of which adjustments must be approved by the Lender in its reasonable discretion), multiplied by four (4), minus (y) a capital expenditure allowance of $0.15 times owned the gross leasable area of Unencumbered Assets (excluding Projects Under Development and New Developments which are included in Unencumbered Assets); divided by

                  (ii) 0.10.

Advance(s) as defined in Section 2.1.

Authorized Representatives as defined in Section 4 and listed on Exhibit C.

Borrower as defined in the Preamble.

Business Day shall mean: any day of the year on which offices of Fleet National Bank are not required or authorized by law to be closed for business in Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, in the event a payment is due on a specified day of the month, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

Calculation Date shall mean the last day of each calendar quarter commencing with December 31, 1997.

Certificate of Compliance as defined in Section 7.2.2.

Debt Service shall mean, as of the Calculation Date, the sum of all principal and interest payments due on all loan obligations of the Borrower for such period, exclusive of balloon maturity payments.

Dollars shall mean lawful money of the United States.

EBITDA shall mean, as of the Calculation Date, Borrower's earnings before interest, taxes, depreciation, and amortization, all determined in accordance with GAAP consistently applied and excluding earnings attributable to any project in which the Borrower owns a minority interest and any extraordinary gains or losses.

Environmental Legal Requirements shall mean all applicable past (which have current effect), present or future (which have effect during the term of the Facility) federal, state, county and local laws, rules, regulations, codes and ordinances, or any judicial or administrative interpretations thereof, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, without limitation, all orders, decrees, judgments, rulings, requirements, directives or notices of violation, imposed through any public or private enforcement proceedings, that create one or more duties, obligations, responsibilities or liabilities on the Borrower with respect to the existence, use, storage, treatment, discharge, release, containment, transportation, generation manufacture, refinement, handling, production, disposal or management of any Hazardous Materials, or otherwise regulating or providing for the protection of the environment, and further including, without limitation the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. ss.9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss.1801 et seq.), the Public Health Service Act (42 U.S.C. ss.300(f) et seq.), the Pollution Prevention Act (42 U.S.C. ss.13101 et seq.), the Federal insecticide, Fungicide and Rodenticide Act (7 U.S.C. 5136 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et seq.), the Federal Clean Water Act (33 U.S.C. ss.1251 et seq.), the Federal Clean Air Act (42 U.S.C. ss.7401 et seq.).

ERISA and ERISA Plan each as defined in Section 6.9.

Event of Default as defined in Section 9.

Facility is defined in Section 1.3.

Fair Market Minimum Net Worth shall mean, as of the Calculation
Date, the Borrower's Total Adjusted Asset Value less Total
Liabilities.

Funds From Operations shall be as currently defined by NAREIT.

GAAP shall mean generally accepted accounting principles.

Guaranty shall mean the unconditional, continuing guaranty from Guarantor guaranteeing payment of the Facility, and performance of all Borrower's Obligations under the Loan Documents.

Guarantor as defined in Section 1.4.

Hazardous Materials shall mean and include asbestos, flammable materials, explosives, radioactive substances, polychlorinated biphenyls, radioactive substances, other carcinogens, oil and other petroleum products, pollutants or contaminants that could be a detriment to the environment, and any other hazardous or toxic materials, wastes, or substances in quantities which are defined, determined or identified as such in any Environmental Legal Requirement.

Indebtedness shall mean all obligations, contingent and otherwise in respect of
(a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed;
(c) all liabilities under capitalized leases; and (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including the obligations to reimburse the issuer in respect of any letters of credit.

Indemnified Party as defined in Section 7.11.

Legal Requirements shall mean all applicable federal, state, county and local laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction as to the Borrower with respect thereto.

Lender as defined in the Preamble.

Leverage shall mean, as of the Calculation Date, the ratio of Total Liabilities to Total Adjusted Asset Value.

Liabilities shall mean all Indebtedness and all other liabilities that in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto.

Licenses and Permits shall mean all licenses, permits, authoriza tions and agreements issued by or agreed to by any governmental authority, and including, but not limited to, building permits, occupancy permits and such special permits, variances and other relief as may be required pursuant to Legal Requirements which may be applicable to the Portfolio Properties.

Limited Partnership Agreement shall mean that certain limited partnership agreement of the Borrower dated as of December 16, 1993.

Loan Documents as defined in Section 3.

Maturity shall mean the Maturity Date, or in any instance, the Termination Date, if the Facility has been accelerated by Lender upon an Event of Default.

Maturity Date as defined in the Note.

Maximum Commitment Amount as defined in Section 2.3.

NAREIT means the National Association of Real Estate Investment
Trusts.

New Development shall mean, as of the Calculation Date, (x) any Project which was a Project Under Development during the prior quarterly reporting period and as to which conditions (i), (ii) and (iii) as provided for in the definition of Projects Under Development have been satisfied, and (y) any project acquired during the subject fiscal quarter, such project(s) being a New Development only for the subject quarterly reporting period.

Obligations as defined in Section 3.

Projects Under Development shall mean, as of the Calculation Date, any project under development by the Borrower (i) classified as construction in progress on the Borrower's quarterly financial statements; or (ii) as to which a certificate of occupancy has not been issued; or (iii) as to which a minimum of 70% of total gross leasable area has not been leased and occupied by paying tenants.

Prime Rate as defined in the Note.

Projects shall mean any and all properties of the Borrower having buildings with a gross leaseable area in excess of 50,000 sq. ft.


Revolving Credit Agreement as defined in the Preamble.

Secured Indebtedness shall mean any Indebtedness of the Borrower secured by any encumbrance or by any security interest, lien, privilege, or charge on any real or personal property.

Statement as defined in Section 11.18.

Termination Date shall mean the earlier of (x) the occurrence of an Event of Default, or (y) the payment in full of Advances outstanding under the Facility and the termination of the Borrower's right to request Advances under the Facility, or (z) the Maturity Date.

Total Adjusted Asset Value shall mean, as of the Calculation Date, (A) plus (B) in which:

         "(A)" shall mean the sum of:

                  (i) unrestricted cash and cash equivalents (excluding any tenant deposits); plus

                  (ii) cost value of Projects Under Development; plus

                  (iii) cost value of New Developments.

         "(B)" shall mean:

                   (i) (x) an amount equal to EBITDA for the most recently ended fiscal quarter (as adjusted by the Borrower (1) to take into account the EBITDA of any dispositions during the subject fiscal quarter of projects owned by the Borrower and (2) to deduct EBITDA for any Projects Under Development or New Developments, each of which adjustments must be approved by Lender in its reasonable discretion), multiplied by four (4), minus (y) a capital expenditure allowance of $0.15 times owned gross leasable area (excluding Projects Under Development and New Developments); divided by

                   (ii) 0.10.


Total Liabilities shall mean, as of the Calculation Date, the sum, after eliminating intercompany items, of all Liabilities (including, without limitation, deferred taxes) other than those liabilities relating to projects in which the Borrower owns a minority interest, of the Borrower determined in accordance with GAAP.

Total Outstanding Unsecured Indebtedness shall mean, as of the Calculation Date, all unsecured Indebtedness of the Borrower outstanding as of the end of such fiscal quarter, other than trade indebtedness incurred in the ordinary course of business.

Total Variable Rate Indebtedness shall mean, as of the Calculation Date, all Indebtedness as to which interest accrues or is payable at a variable interest rate, exclusive of any such Indebtedness as to which the Borrower has obtained a fixed rate interest hedge.

Unencumbered Assets shall mean real property that is wholly-owned by the Borrower or by a partnership in which the Borrower is the sole general partner that is not subject to a mortgage lien or to any agreement with any other lender that prohibits the creation of a lien on such property.

Unencumbered EBITDA shall mean, as of the Calculation Date, Borrower's earnings before interest, taxes, depreciation, and amortization on all Unencumbered Assets, all determined in accordance with GAAP consistently applied and excluding any extraordinary gains or losses with respect to Unencumbered Assets.

Yield Maintenance Prepayment Fee as defined in the Note.

                     EXHIBIT B TO REVOLVING CREDIT AGREEMENT

                             OWNERSHIP INTERESTS AND
                         TAXPAYER IDENTIFICATION NUMBERS

Borrower:         Tanger Properties Limited Partnership
                  Tax ID 56-1822494

         Owners:

                  General Partners:         Tanger Factory Outlet Centers, Inc.
                                            Tax ID 56-1815473

                  Limited Partner:          Tanger Family Limited Partnership


Guarantor: Tanger Factory Outlet Centers, Inc.
           Tax ID 56-1815473

         Owners:              New York Stock Exchange Traded Public Company

                     EXHIBIT C TO REVOLVING CREDIT AGREEMENT

                           AUTHORIZED REPRESENTATIVES




As of the date hereof:

Stanley K. Tanger
Frank C. Marchisello, Jr.
Rochelle G. Simpson
Virginia R. Summerell

                                    EXHIBIT D

                            CERTIFICATE OF COMPLIANCE

Date:             _______________________

To:               Fleet National Bank
                  75 State Street
                  Boston, Massachusetts

Re:               Certificate of Compliance
                  Calculation Date: ________________________


         Pursuant to Section 7.2.2 of the Revolving Credit Agreement (the "Revolving Credit Agreement") dated as of December 18, 1997 by and between Tanger Properties Limited Partnership (the "Borrower") and Fleet National Bank (the "Bank"), the undersigned hereby certifies: (i) to the best of the undersigned's knowledge, the information provided on the accompanying Financial Statements are true and accurate in all material respects; (ii) the Borrower is in compliance with the Financial Covenants contained in the Revolving Credit Agreement to the extent set forth below; (iii) to the best of the undersigned's knowledge, an Event of Default has not occurred and is continuing under the Revolving Credit Agreement.

         All capitalized terms not otherwise defined herein shall have the same meaning as defined in the Revolving Credit Agreement, as applicable.

I. COVENANT COMPLIANCE. All calculations to support the information set forth in the "Actual" column below are attached hereto and are based upon the accompanying Financial Statements.



      COVENANT                  REQUIREMENT              ACTUAL
----------------------------------------------------------------------
Fair Market Minimum         $175,000,000.00
Net Worth

Total Liabilities to        Not to exceed 60%
Total Adjusted Asset
Value

Secured Indebtedness        Not to exceed 40%
to Total Adjusted
Asset Value.

EBITDA to Debt              Equal to or in
Service                     excess of 2.0:1.0

Total Outstanding           Not to exceed 60%
Unsecured
Indebtedness to
Adjusted
Unencumbered Asset
Value

Unencumbered EBITDA         Equal to or in
TO Total Outstanding        excess of 2.25: 1.0
Unsecured
Indebtedness

Distributions               Will not exceed
                            Funds From
                            Operations

Projects Under              Not to exceed 25%
Development to Total
Adjusted Asset Value

Undeveloped Land            Not to exceed 15%
Holdings to Total
Adjusted Asset Value

Total Variable Rate         Not to exceed 20%
Indebtedness to
Total Adjusted Asset
Value



II.      LEVERAGE CALCULATION

1.       Total Liabilities...........................________________

2.       Total Adjusted Asset Value..................________________

3.       Total Liabilities/Total Asset Value.........________________

         The undersigned certifies that the information provided herein is true and accurate, to the best of its knowledge.

                                TANGER PROPERTIES LIMITED
                                PARTNERSHIP
                                By its General Partner

                                         Tanger Factory Outlet Centers,
                                         Inc.

                                         By:___________________________
                                         Name:_________________________
                                         Title: Chief Financial Officer

                                 PROMISSORY NOTE


25,000,000.00                                            As of December 18, 1997


1.       Promise To Pay.

         FOR VALUE RECEIVED, TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership having an address at 1400 West Northwood Street, Greensboro, North Carolina 27408 ("Borrower") promises to pay to the order of FLEET NATIONAL BANK, a national banking association, having an address at 75 State Street, Boston, Massachusetts 02109 ("Lender"), the principal sum of TWENTY FIVE MILLION ($25,000,000.00) DOLLARS, or so much thereof as may be advanced, with interest thereon, or on the amount thereof from time to time outstanding, to be computed, as hereinafter provided, on each advance from the date of its disbursement until such principal sum shall be fully paid. Interest shall be payable in installments as set forth in Section 4 below. The total principal sum, or the amount thereof outstanding, together with any accrued but unpaid interest, shall be due and payable in full on January 15, 2000 ("Maturity Date"), which term is further defined in, and is subject to acceleration in accordance with, the Revolving Credit Agreement pursuant to which this Note has been issued.

2.       Revolving Credit Agreement.

         This Note is issued pursuant to the terms, provisions and conditions of an agreement captioned "Revolving Credit Agreement" dated as of even date between Borrower and Lender and evidences the Facility and Advances made pursuant thereto. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Revolving Credit Agreement.

3.       Interest Rates.

         3.1. Borrower's Options. Principal amounts outstanding under the Facility shall bear interest at the following rates, at Borrower's selection, subject to the conditions and limitations provided for in this Note: (i) Variable Rate or (ii) Eurodollar Rate.

         3.1.1 Selection To Be Made. Borrower shall select, and thereafter may change the selection of, the applicable interest rate, from the alternatives otherwise provided for in this Note, by giving Lender a Notice of Rate
Selection: (i) prior to each Advance, or (ii) prior to the end of each Interest Period applicable to a Eurodollar Advance, or (iii) on any Business Day on which Borrower desires to convert an outstanding Variable Rate Advance to a Eurodollar Advance.

         3.1.2 Notice. A "Notice of Rate Selection" shall be a written notice, given by cable, tested telex, telecopier (with authorized signature), or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of Borrower which: (i) is irrevocable; (ii) is received by Lender not later than 12:00 o'clock Noon Eastern Time: (a) if a Eurodollar Rate is selected, at least two (2) Business Days prior to the first day of the Interest Period to which such selection is to apply, (b) if a Variable Rate is selected, on the first day of the Interest Period to which it applies; and (iii) as to each selected interest rate option, sets forth the aggregate principal amount(s) to which such interest rate option(s) shall apply and the Interest Period(s) applicable to each Eurodollar Advance.

         3.1.3 If No Notice. If Borrower fails to select an interest rate option in accordance with the foregoing prior to an Advance, or prior to the last day of the applicable Interest Period of an outstanding Eurodollar Advance, or if a Eurodollar Advance is not available, any new Advance made shall be deemed to be a Variable Rate Advance, and on the last day of the applicable Interest Period all outstanding principal amounts shall be deemed converted to a Variable Rate Advance.

         3.2. Telephonic Notice. Without any way limiting Borrower's obligation to confirm in writing any telephonic notice, Lender may act without liability upon the basis of telephonic notice believed by Lender in good faith to be from an Authorized Representative of the Borrower prior to receipt of written confirmation. In each case Borrower hereby waives the right to dispute Lender's record of the terms of such telephonic Notice of Rate Selection.

         3.3. Limits On Options, Selections Per Month. Each Eurodollar Advance shall be in a minimum amount of $1,000,000 . At no time shall there be outstanding a total of more than five (5) Eurodollar Advances combined at any time. If Borrower shall make more than three (3) Eurodollar Rate selections in any thirty (30) day period, excluding conversions of outstanding advances made at the end of an applicable Interest Period of any previously outstanding Eurodollar Advance, Lender may impose and Borrower shall pay a reasonable processing fee for each such additional selection.

4.       Payment of Interest and Principal.

         4.1. Payment and Calculation of Interest. All interest shall be: (a) payable in arrears commencing January 15, 1998 and on the same day of each month thereafter until the principal together with all interest and other charges payable with respect to the Facility shall be fully paid; and (b) calculated on the basis of a 360 day year and the actual number of days elapsed. Each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Note. Interest at the Eurodollar Rate shall be computed from and including the first day of the applicable Interest Period to, but excluding, the last day thereof.

         4.2. Principal. The entire principal balance shall be due and payable in full upon Maturity.

         4.3. Prepayment. The Facility or any portion thereof may be prepaid in full or in part at any time upon three (3) days, prior written notice to the holder of this Note without premium or penalty with respect to Variable Rate Advances and, with respect to Eurodollar Advances subject to a Yield-Maintenance Fee. Any partial prepayment of principal shall first be applied to any installment of principal then due and then be applied to the principal due in the reverse order of maturity, and no such partial prepayment shall relieve Borrower of the obligation to pay each subsequent installment of principal when due.

         4.4. Maturity. At maturity all accrued interest, principal and other charges due with respect to the Facility shall be due and payable in full and the principal balance and such other charges, but not unpaid interest, shall continue to bear interest at the Default Rate until so paid.

         4.5. Method of Payment; Date of Credit. All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds: (a) by direct charge to an account of Borrower maintained with Lender (or the then holder of this Note), or (b) by wire transfer to Lender or (c) to such other bank or address as the holder of this Note may designate in a written notice to Borrower. Payments shall be credited on the Business Day on which immediately available funds are received prior to one o'clock P.M. Eastern Time; payments received after one o'clock P.M. Eastern Time shall be credited to the Facility on the next Business Day. Payments which are by check, which Lender may at its option accept or reject, or which are not in the form of immediately available funds shall not be credited to the Facility until such funds become immediately available to Lender, and, with respect to payments by check, such credit shall be provisional until the item is finally paid by the payor bank.

         4.6. Billings. Lender may submit monthly billings reflecting payments due; however, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Lender to submit a billing nor any error in any such billing shall excuse Borrower from the obligation to make full payment of all Borrower's payment obligations when due, however, if Borrower makes timely payment as specified in any such billing, the Borrower shall not be in default under the terms of this Note or any of the other Loan Documents due to the failure to pay any additional amount owed as reflected in any corrected billing (the "Additional Payment Amount"), unless the Borrower fails to pay the Additional Payment

Amount within the grace period provided for in the Revolving Credit Agreement from the date on which the Borrower obtains knowledge of such error.

         4.7. Default Rate. Lender shall have the option of imposing, and Borrower shall pay upon billing therefor, an interest rate which is four percent (4%) per annum above the interest rate otherwise payable ("Default Rate"): (a) while any monetary Default exists and is continuing, during that period between the due date and the date of payment; (b) following any Event of Default, unless and until the Event of Default is waived by Lender; and (c) after Maturity. Borrower's right to select pricing options shall cease upon the occurrence of a monetary Default or following any Event of Default.

         4.8. Late Charges. Borrower shall pay, upon billing there for, a "Late Charge" equal to three percent (3%) of the amount of any payment of principal, other than principal due at Maturity, interest, or both, which is not paid within ten (10) days of the due date thereof. Late charges are: (a) payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Lender for administrative and processing costs incident to late payments, (c) are not interest, and (d) shall not be subject to refund or rebate or credited against any other amount due.

         4.9. Calculation of Yield Maintenance.

         (i) The Yield Maintenance Fee due in accordance with Section 4.3 shall be calculated separately for each Eurodollar Advance prepaid prior to the expiration of the applicable Interest Period in accordance with the following:

                  (A) if the Treasury Rate (with a maturity corresponding to the last day of the applicable Interest Period) is greater than the applicable Eurodollar Rate, there shall be no Yield Maintenance Fee payable for such installment or balance.

                  (B) If the Treasury Rate (with a maturity corresponding to the last day of the applicable Interest Period) is less than the applicable Eurodollar Rate, the Yield Maintenance Fee shall equal the aggregate of all Present Values, computed separately for each such Eurodollar Advance having a separate Interest Period, of the product of:

                           1. the amount of each Eurodollar Advance prepaid,
                  multiplied by

                           2. the amount by which the Eurodollar Rate, expressed
                  as a percentage, exceeds the Treasury Rate, expressed as a percentage, computed separately for each

                  Eurodollar Advance having a different Interest Period, and

                           3. which product in turn shall be multiplied by a
                  fraction, computed separately for each Eurodollar Advance having a different Interest Period, the numerator of which is the number of days from the date of prepayment to the last day of the applicable Interest Period and the denominator of which is 360.

         (ii) The Yield Maintenance Fee shall be payable in respect of all prepayments of Eurodollar Advances whether voluntary or involuntary including, without limitation, prepayments made upon acceleration of the Facility.

         (iii) once written notice of intention to prepay is given, the Facility, or the applicable portion thereof, shall become due and payable in full on the date specified in the notice of prepayment and the failure to so prepay on such date, together with any applicable Yield Maintenance Fees computed in accordance with Section 4.9(i), above, shall constitute an Event of Default.

5.       Certain Definitions and Provisions Relating To Interest Rate.

         5.1. Adjusted LIBOR Rate. The term "Adjusted LIBOR Rate" means for each Interest Period the rate per annum obtained by dividing (i) the LIBOR Rate for such Interest Period, by (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for Lender (or of any subsequent holder of this Note which is subject to such reserve requirements, provided such reserve percentage for such subsequent holder is not greater than the reserve percentage of Fleet National Bank) in respect of liabilities or assets consisting of or including Eurocurrency liabilities. (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System) having a term equal to the Interest Period.

         5.2. Applicable Increment. The term "Applicable Increment" means the additional amount of basis points added to the Adjusted LIBOR Rate for purposes of determining the Eurodollar Rate for any applicable Interest Period. The "Applicable Increment" shall be determined for each Interest Period on the first day of such Interest Period as follows:

                  (A) If the Leverage is greater than or equal to fifty (50%) percent, the Applicable Increment shall be one hundred and seventy five
         (175) basis points;

                  (B) If the Leverage is less than fifty (50%) percent, but greater than forty (40%) percent, the Applicable Increment shall be one hundred and sixty (160) basis points; and

                  (C) If the Leverage is less than or equal to forty (40%) percent, the Applicable Increment shall be one hundred and fifty (150) basis points.

Leverage shall be determined as of the last Calculation Date as to which the Lender (i) has received a Certificate of Compliance and (ii) has provided Borrower with the Interest Rate Notice.

         5.3. Banking Day. The term "Banking Day" means a day on which banks are not required or authorized by law to close in the city in which Lender's principal office is situated.

         5.4. Business Day; Same Calendar Month. For purposes of this Note, the term "Business Day" means any Banking Day and, if the applicable Business Day relates to the selection or determination of any Eurodollar Rate, any London Banking Day. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day, unless, with respect to Eurodollar Advances, the effect would be to make the payment due in the next calendar month, in which event such payment shall be due on the next preceding day which is a Business Day. Further, in the event a payment is due on a specified day of the month, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

         5.5. Dollars. The term "Dollars" or "$" means lawful money of the United States.

         5.6. Eurodollar Advance. The term "Eurodollar Advance" means any principal outstanding under this Note which pursuant to this Note bears interest at the Eurodollar Rate.

         5.7. Eurodollar Rate. The term "Eurodollar Rate" means the per annum rate equal to the Adjusted LIBOR Rate plus an the Applicable Increment.

         5.8. Interest Period.

         (A) The term "Interest Period" means with respect to each Eurodollar
Advance: a period of one (1), two (2), three (3), four (4), or six (6) consecutive months, subject to availability, as selected, or deemed selected, by Borrower at least two (2) Business Days prior to an Advance, or if an Advance is already outstanding, at least two (2) Business Days prior to the first day of the Interest Period to which such selection is to apply. Each such Interest Period shall commence on the Business Day so selected, or deemed selected, by Borrower and shall end on the numerically corresponding day in the first, second, third, fourth, or sixth month thereafter, as applicable. Provided, however: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; but (iii) if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

         (B) The term "Interest Period" shall mean with respect to each Variable Rate Advance consecutive periods of one (1) day each.

         (C) No Interest Period may be selected which would end beyond the then Maturity Date of the Facility. If the last day of an Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except as provided above in clause
(A) relative to a Eurodollar Advance.

         5.9. Interest Rate Notice. The term "Interest Rate Notice" shall mean written notice delivered by the Lender to the Borrower after receipt of the Certificate of Compliance setting forth the Applicable Increment for Advances made thereafter and until delivery of the next Interest Rate Notice; provided, however, if the Lender does not provide the Borrower within five (5) Business Days of the receipt of any such Certificate of Compliance either the Interest Rate Notice or a written objection to the calculation of Leverage as provided therein, the Applicable Increment shall be determined based upon the calculations included in such Certificate of Compliance.

         5.10. LIBOR Rate. The term "LIBOR Rate" means, with respect to each Interest Period, the rate of interest, expressed as an annual rate, equal to the simple average, rounded up to the nearest 1/16 of 1%, of the rates shown on the display referred to as the "Telerate Page 3750" (or any display substituted therefor) of the Dow Jones Telerate Service as being the respective rates at which deposits in Dollars would be offered by the principal London offices of each of the banks named thereon to major banks in the London interbank market at approximately 11:00 A.M. (London time) on the second London Banking Day before the first day of such Interest Period for a period substantially coextensive with such Interest Period.

         5.11. London Banking Day. The term "London Banking Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market.

         5.12. Maturity. The term "Maturity" shall mean the Maturity Date, or in any instance, the Termination Date, if the Facility has been accelerated by Lender upon an Event of Default.

         5.13. Maturity Date. The term "Maturity Date" shall mean January 15, 2000.

         5.14. Present Value. The term "Present Value" means the value at the last day of the applicable Interest Period discounted to the date of prepayment using the Treasury Rate.

         5.15. Prime Rate. The term "Prime Rate" means the per annum rate of interest so designated from time to time by Lender as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         5.16. Treasury Rate. The term "Treasury Rate, means, as of the date of any calculation or determination, the latest published rate for United States Treasury Notes or Bills (but the rate on Bills issued on a discounted basis shall be converted to a bond equivalent) as published weekly in the Federal Reserve Statistical Release H.15(519) of Selected Interest Rates in an amount which approximates (as determined by Lender) the amount prepaid and with a maturity closest to the last day of the applicable Interest Period as to the Eurodollar Advance which is prepaid in whole or in part.

         5.17. Variable Rate. The term "Variable Rate" means a per annum rate equal at all times to the Prime Rate less twenty five (25) basis points, with changes therein to be effective simultaneously with any change in the Prime Rate.

         5.18. Variable Rate Advance. The term "Variable Rate Advance" means any principal amount outstanding under this Note which pursuant to this Note bears interest at the Variable Rate.

6.       Additional Provisions Related to Interest Rate Selection.

         6.1. Increased Costs. If, due to any one or more of: (i) the introduction of any applicable law or regulation or any change (other than any change by way of imposition or increase of reserve requirements already referred to in the definition of Eurodollar Rate) in the interpretation or application by any authority charged with the interpretation or application thereof of any law or regulation; or (ii) the compliance with any guideline or request from any governmental central bank or other governmental authority (whether or not having the force of law), there shall be an increase in the cost to Lender of agreeing to make or making, funding or maintaining Eurodollar Advances, including without limitation changes which affect or would affect the amount of capital or reserves required or expected to be maintained by

Lender, with respect to all or any portion of the Facility, or any corporation controlling Lender, on account thereof, then Borrower from time to time shall, upon written demand by Lender, either (x) pay Lender additional amounts sufficient to indemnify Lender against the increased cost incurred, subject to the delivery of a certificate as to the amount of the increased cost and the reason therefor being submitted to Borrower by Lender, which in the absence of manifest error, shall be conclusive and binding for all purposes, or (y) convert the Eurodollar Advances to Variable Rate Advances (and pay to the Lender any applicable Yield Maintenance Fee, as provided herein).

         6.2. Illegality. Notwithstanding any other provision of this Note, if the introduction of or change in or in the interpretation of any law, treaty, statute, regulation or interpretation thereof shall make it unlawful, or any central bank or government authority shall assert by directive, guideline or otherwise, that it is unlawful, for Lender to make or maintain Eurodollar Advances or to continue to fund or maintain Eurodollar Advances then, on written notice thereof and demand by Lender to Borrower, (a) the obligation of Lender to make Eurodollar Advances and to convert or continue any Advances as Eurodollar Advances shall terminate and (b) Borrower shall convert all principal outstanding under this Note into Variable Rate Advances.

         6.3. Additional Eurodollar Conditions. The selection by Borrower of a Eurodollar Rate and the maintenance of Advances at such rate shall be subject to the following additional terms and conditions:

                  (i) Availability. If, before or after Borrower has selected to take or maintain a Eurodollar Advance, Lender notifies Borrower that:

                           (a) dollar deposits in the amount and for the
                  maturity requested are not available to Lender in the London interbank market at the rate specified in the definition of LIBOR Rate set forth above, or

                           (b) reasonable means do not exist for Lender to
                  determine the Eurodollar Rate for the amounts and maturity requested,

         then the principal which would have been a Eurodollar Advance shall be a Variable Rate Advance.

                  (ii) Payments Net of Taxes. All payments and prepayments of principal and interest under this Note shall be made net of any taxes and costs the collection or payment of which is imposed on Borrower resulting from having principal outstanding at or computed with reference, to a Eurodollar Rate. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are taxes, or the withholding of amounts for taxes, of any nature whatsoever including income, excise, interest equalization taxes (other than United States or state income taxes) as well as all levies, imposts, duties or fees whether now in existence or as the result of a change in or promulgation of any treaty, statute, regulation, or interpretation thereof or any directive guideline or otherwise by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or the time of payment of, such taxes and other amounts resulting therefrom.

         6.4. Variable Rate Advances. Each Variable Rate Advance shall continue as a Variable Rate Advance until Maturity, unless sooner converted, in whole or in part, to a Eurodollar Advance, subject to the limitations and conditions set forth in this Note.

         6.5. Conversion of Other Advances. At the end of each applicable Interest Period, the applicable Eurodollar Advance shall be converted to a Variable Rate Advance unless Borrower selects another option in accordance with the provisions of this Note.

7.       Acceleration; Event of Default.

         At the option of the holder, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and notwithstanding any prior waiver of any breach or default, or other indulgence, upon the occurrence at any time of any one or more of the following events, each of which shall be an "Event of Default" hereunder and under the Revolving Credit Agreement and each other Loan Document: (i) an Event of Default as defined in the Revolving Credit Agreement as the same may from time to time hereafter be amended; or (ii) an event which pursuant to any express provision of the Revolving Credit Agreement, or of any other Loan Document, gives Lender the right to accelerate the Facility.

8.       Certain Waivers, Consents and Agreements.

         The Borrower and the Guarantor hereby agree and acknowledge that: (a) the Borrower (i) waives presentment, demand, protest, suretyship defenses and defenses in the nature thereof; (ii) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (iii) agrees to any substitution, exchange, release, surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with the Revolving Credit Agreement, or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (iv) agrees that if any security or collateral given to secure this Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Revolving Credit Agreement, or any of the other Loan Documents, shall be found to be unenforceable in full or to any extent, or if Lender or any other party shall fail to duly perfect or protect such collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (v) subject to the terms of the Revolving Credit Agreement, agrees to pay all costs and expenses incurred by Lender or any other holder of this Note in connection with the indebtedness evidenced hereby, including, without limitation, all attorneys' fees and costs, for the implementation of the Facility, the collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder or under the other Loan Documents, whether or not suit is instituted; and (vi) consents to all of the terms and conditions contained in this Note, and all other instruments now or hereafter executed evidencing or governing all or any portion of the security or collateral for this Note and for such Revolving Credit Agreement, or any one or more of the other Loan Documents, and (b) the Guarantor has waived certain rights as provided in a certain Guaranty Agreement dated as of the date hereof executed and delivered by the Guarantor to the Lender.

9.       Delay Not A Bar.

         No delay or omission on the part of the holder in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith, or any agreement or instrument which is given or may be given to secure the indebtedness evidenced hereby or by the Revolving Credit Agreement, or any other agreement now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other right on any future occasion.

10.      Partial Invalidity.

         The invalidity or unenforceability of any provision hereof, of the Revolving Credit Agreement, of the other Loan Documents, or of any other instrument, agreement or document now or hereafter executed in connection with the establishment of the Facility made pursuant hereto and thereto shall not impair or vitiate any other provision of any of such instruments, agreements and documents, all of which provisions shall be enforceable to the fullest extent now or hereafter permitted by law.

11.      Compliance With Usury Laws.

         All agreements between Borrower, the Guarantor and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a lesser or higher maximum permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower, the Guarantor and Lender.

12.      Use of Proceeds.

         All proceeds of the Facility shall be used solely for the purposes more particularly provided for and limited by the Revolving Credit Agreement.

13.      Notices.

         Any notices given with respect to this Note shall be given in the manner provided for in the Revolving Credit Agreement.

14.      Governing Law and Consent to Jurisdiction.

         14.1. Substantial Relationship. The parties agree that the Commonwealth of Massachusetts has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

         14.2. Place of Delivery. Borrower agrees to furnish to Lender at Lender's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

         14.3. Governing Law. This Note and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

         14.4. Exceptions. Notwithstanding the foregoing choice of law provisions of Federal law and the law of the state in which a Portfolio Property lies shall apply in defining the terms Hazardous Materials, Hazardous Materials Legal Requirements, Environmental Legal Requirements and Legal Requirements applicable to the Portfolio Properties as such terms are used in the Revolving Credit Agreement, and the other Loan Documents.


         14.5. Consent to Jurisdiction. Borrower hereby consents to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts.

15.      Waiver of Jury Trial.

         BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BETWEEN THE BORROWER AND THE LENDER BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND ESTABLISH THE FACILITY.

16.      No Oral Change.

         This Note and the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought. In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealing, or the like be effective to amend, terminate, extend or otherwise modify this Note or any of the other Loan Documents.

17.      Rights of the Holder.

         This Note and the rights and remedies provided for herein may be enforced by Lender or any subsequent holder hereof. Wherever the context permits each reference to the term "holder" herein shall mean and refer to Lender or the then subsequent holder of this Note.

18.      Right to Pledge.

         Lender may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under any of the Loan Documents.

19.      Setoff

         Lender shall have the rights of set-off provided for in the Revolving Credit Agreement.


         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument.

Witness:                           TANGER PROPERTIES LIMITED
                                   PARTNERSHIP
                                   By its General Partner,
-----------------
                                            Tanger Factory Outlet Centers,
                                            Inc.


                                            By:___________________________
                                            Name: Stanley K. Tanger
                                            Title: Chairman of the Board
                                            and Chief Executive Officer

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT, dated as of December18, 1997 (the "Guaranty"), is given by TANGER FACTORY OUTLET CENTERS, INC., a North Carolina corporation, with its principal offices located at 1400 West Northwood Street, Greensboro, North Carolina 27408 (the "Guarantor"); and extended to FLEET NATIONAL BANK, national banking association, with its principal offices located at 75 State Street, Boston, Massachusetts 02109, (the "Lender") for the benefit of TANGER PROPERTIES LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of North Carolina, with its principal offices located at 1400 West Northwood Street, Greensboro, North Carolina 27408 (the "Borrower").

                                    RECITALS:

         1. The Lender has agreed to establish, in accordance with the terms and provisions of, amongst other documents, a certain Revolving Credit Agreement of even date herewith (as amended, modified, renewed or extended from time to time, the "Revolving Credit Agreement) and a certain Promissory Note of even date (as amended, modified, renewed, or extended from time to time (the "Note"), a certain revolving credit facility (the "Facility") in the maximum amount of $25,000,000.00, the proceeds of which are to be used by the Borrower for the development or acquisition of additional properties by the Borrower, the expansion and improvement of any properties of the Borrower, supporting working capital needs, and the repayment of any other indebtedness of the Borrower. All of the definitions used in the Note and the Revolving Credit Agreement are hereby incorporated herein by reference and shall have the meaning set forth in the Note and the Revolving Credit Agreement unless otherwise defined herein.

         2. The Guarantor is the sole general partner of the Borrower.

         3. Without this Guaranty the Lender would be unwilling to establish the Facility and make Advances thereunder to Borrower.

         4. Because of the direct benefit to the Guarantor from the establishment of the Facility for the use of the Borrower, the Guarantor agrees to guarantee to the Lender the Obligations.

         NOW THEREFORE, in consideration of the Lender entering into the Revolving Credit Agreement and establishing the Facility and making the Advances thereunder to the Borrower, and subject to the covenants and conditions of
Section 20 below:

         1. Guaranty of Payment. The Guarantor hereby unconditionally guarantees to the Lender the payment, when due, by acceleration or otherwise, of the Obligations. For the purposes hereof, the term "Obligations" shall have the meaning ascribed to it under the Revolving Credit Agreement and include, without limitation, Advances under the Facility, whether existing now or arising hereafter.

         2. Guaranty of Performance. The Guarantor additionally unconditionally guarantees the Lender the timely performance of all other liabilities and obligations of the Borrower under the Revolving Credit Agreement and all of the Loan Documents.

         In the event of the occurrence of an Event of Default as defined in the Revolving Credit Agreement relating to any of the foregoing conditions, and without the necessity of any notice from the Lender to the Guarantor, the Guarantor agrees to indemnify and hold the Lender harmless from any and all loss, cost, liability or expense the Lender may suffer by reason of any such event. The Lender shall accept performance by the Guarantor of the Obligations under the Revolving Credit Agreement and the Loan Documents, and so long as all of said Obligations are being performed by the Borrower or the Guarantor and there is occurring no other Event of Default, the Lender will make the Facility proceeds available under the terms of the Revolving Credit Agreement, the Note, and the Loan Documents.

         3. Subordination. Upon the occurrence and during the continuance of any Event of Default as defined in the Revolving Credit Agreement, no payments shall be made by Borrower or received by the Guarantor on any indebtedness, now or hereafter existing, of the Borrower to the Guarantor.

         4. Waiver of Rights. Subject to all other provisions of this Guaranty, including, but not limited to, Section 20, the Guarantor expressly waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law, with respect to the Obligations and the Loan Documents: (a) notice of acceptance of this Guaranty by the Lender and of all extensions of credit pursuant to the Revolving Credit Agreement, the Note, and the Loan Documents to the Borrower by the Lender; (b) presentment and demand for payment of any of the Obligations; (c) demand for payment under this Guaranty; (d) all suretyship defenses and defenses in the nature thereof , (e) any right or claim of right to cause a marshalling of the assets of the Borrower, or to cause Lender to proceed against any of the other security for the Obligations before proceeding under this Guaranty against the Guarantor, or if there shall be more than one guarantor, to require Lender to proceed against any other guarantor or any of such guarantors in any particular order, (f) notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, notice of dishonor, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantor therefor; and (g) any right to assert against the Lender, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable), set-off, counterclaim or claim which the Guarantor may now or hereafter have against the Lender or the Borrower. Such waiver shall not prevent the Guarantor from asserting against the Lender in a separate action, any claim, action cause of action, or demand that the Guarantor might have arising out of this Guaranty or the Revolving Credit Agreement, the Note or any other Loan Documents, to the extent not arising out of a suretyship defense or any other claim otherwise waived pursuant to subparagraphs (a), (b), (c), (e), (f), or (g), above.

         Guarantor and Lender (evidenced by the acceptance of this Guaranty) mutually hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect of any litigation based on this Guaranty, arising out of, under or in connection with this Guaranty or any of the other Loan Documents or, in connection with this Guaranty, any course of conduct, course of dealings, statements, (whether verbal or written) or actions of any party. This waiver is given as a material inducement to Lender to accept this Guaranty and to establish the Facility.

         5. Primary Liability of the Guarantor. The Guarantor agrees that this Guaranty may be enforced by the Lender. The Guarantor further agrees that nothing contained herein shall prevent the Lender, from suing on the Note or from exercising any other rights available to it under the Note, the Revolving Credit Agreement, or any other instrument evidencing the Obligations if neither the Borrower nor the Guarantor timely performs the Obligations, and the exercise of any of the aforesaid rights shall not constitute a discharge of any of the Guarantor's obligations hereunder, it being the purpose and intent of the Guarantor that the Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither the Guarantor's obligations under the Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower or any co-guarantor or by reason of the Borrower's or any co- guarantor's bankruptcy or insolvency. The Guarantor acknowledges that the term "Obligations" as used herein includes any payments made by the Borrower to the Lender and subsequently recovered by the Borrower or a trustee for the Borrower pursuant to the Borrower's bankruptcy or insolvency. At any time the Lender is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event the Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Obligations have been paid in full. In the event the Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Obligations have been paid in full.

         6. No Impairment. Subject to all other provisions of this Guaranty, including, but not limited to, Section 20, the liability of Guarantor hereunder shall in no way be limited or impaired by, and Guarantor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower or any other Guarantor. In addition, the liability for the repayment of the Obligations to the Lender of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

                     A. any extensions of time for performance required by any of the Loan Documents;

                     B. any amendment to or modification of any of the Loan Documents;

                     C.       any sale or assignment of the Loan;

                     D. the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower, any general partner of Borrower, or Guarantor, under any Loan Document or otherwise;

                     E. the release of Borrower, or any other person or entity, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act, or otherwise;

                     F. the filing of any bankruptcy or reorganization proceeding by or against Borrower;

                     G. the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents; or

                     H. the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower or any other person or entity.

                  Any of the foregoing may be accomplished with or without notice to Borrower, or any Guarantor and with or without consideration

         7. Waiver of Subrogation Rights. The Guarantor agrees that (i) during the period prior to the payment in full of the Obligations the Guarantor shall have no rights of subrogation, reimbursement, contribution, exoneration or indemnity whatsoever against Borrower for the Guarantor's payment to the Lender of the Guarantor's obligation under this Guaranty (hereinafter referred to as the "Rights"), and (ii) the Guarantor waives and renounces but only during the period set forth in (i) above any Rights the Guarantor has or may have against the Borrower for the Guarantor's payment to the Lender of Guarantor's obligations under this Guaranty. This waiver is expressly intended to prevent the existence of any claim (as defined in the Bankruptcy Code) in respect of such Rights by the Guarantor and to prevent the Guarantor from being a creditor of Borrower due to such Rights unless the Lender has received payment in full of the Obligations.

         8. Attorney's Fees and Costs of Collection. If at any time or times hereafter the Lender employs counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Revolving Credit Agreement, the Note, or the Loan Documents, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty or the Revolving Credit Agreement, the Note, or the Loan Documents, then in such event, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantor to the Lender, payable on demand.

         9. Term of Guaranty; Warranties. This Guaranty shall continue in full force and effect until the Obligations are fully paid. This Guaranty covers the Obligations whether presently outstanding or arising subsequent to the date hereof including all Advances under the Facility made pursuant to the Revolving Credit Agreement, the Note, or the Loan Documents. The Guarantor warrants and represents to the Lender, (i) that this Guaranty is binding upon and enforceable against the Guarantor, in accordance with its terms, (ii) that the execution and delivery of this Guaranty do not violate or constitute a breach of any agreement to which the Guarantor is a party or of any applicable laws, (iii) that there is no litigation, claim, action or proceeding pending, or to the best knowledge of the Guarantor, threatened against the Guarantor which would materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder. Guarantor agrees to submit to the Lender financial statements in accordance with the terms and provisions of the Revolving Credit Agreement. Guarantor agrees to promptly inform the Lender of the adverse determination of any litigation, claim, action or proceeding or the institution of any litigation, claim, action or proceeding against Guarantor which does or could materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder. This Guaranty is binding on and enforceable against the Guarantor, its successors and assigns. The Guarantor represents and warrants that (i) it is a corporation duly organized, existing and in good standing under the laws of the State of North Carolina, with stock outstanding that has been duly and validly issued, (ii) it has the corporate power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by this Guaranty and the Loan Documents, and (iii) the execution and delivery of this Guaranty and the performance and observance of the provisions hereof have been duly authorized by all necessary corporate and, if required, stockholder action.

         10. Further Representations and Warranties. The Guarantor further represents to the Lender that the Guarantor has knowledge of the Borrower's financial condition and affairs and represents and agrees that it will keep so informed while the Guaranty is in force. The Guarantor agrees that the Lender will have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower which might come to the knowledge of the Lender at any time, whether or not the Lender knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor as guarantor or might (or would) affect the willingness of the Guarantor to continue as guarantor with respect to the Obligations.

         11. Additional Liability of the Guarantor. If the Guarantor is or becomes liable for any indebtedness owing by the Borrower to the Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all the same force and effect it would have if this Guaranty had not existed and the Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

         12. Cumulative Rights. All rights of the Lender hereunder or otherwise arising under any documents executed in connection with the Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Lender and without affecting or impairing the liability of the Guarantor.

         13. Usury. Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from the Guarantor of interest in excess of the maximum rate or amount that the Guarantor may be required or permitted to pay pursuant to any applicable law.

         14. Multiple Counterparts; Pronouns; Captions; Severability. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

         15. Lender Assigns. This Guaranty is intended for and shall inure to the benefit of the Lender and each and every person who shall from time to time be or become the owner or holder of any of the Obligations, and each and every reference herein to the "Lender" shall include and refer to each and every successor or assignee of the Lender at any time holding or owning any part of or interest in any part of the Obligations.

         This Guaranty shall be transferable and negotiable with the same force and effect and to the same extent, that the Obligations are transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Lender of its rights and duties under the Revolving Credit Agreement or by the Lender of any of the Obligations, the successor under the Revolving Credit Agreement, or the legal holder or owner of said Obligations (or a part thereof or interest therein thus transferred or assigned by the Lender), as the case may be, shall (except as otherwise stipulated by the Lender in its assignment) have and may exercise all of the rights granted to the Lender under this Guaranty to the extent of that part of or interest in the Obligations thus assigned or transferred to said person. The Guarantor expressly waives notice of transfer or assignment of the Obligations, or any part thereof, or of the rights of the Lender hereunder. Failure to give notice will not affect the liability of the Guarantor hereunder.

         16. Application of Payments. The Lender may apply any payments received by it from any source against that portion of the Obligations (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

         17. Notices. All notices required to be given hereunder shall be in writing and shall be deemed served at the earlier of (i) receipt or (ii) seventy-two (72) hours after deposit in registered, certified or first-class United States mail, postage prepaid, or (iii) upon delivery when deposited with Federal Express, Airborne Express, or other similar courier providing next-day deliveries, in each case, addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required.

                  to the Guarantor:

                  Tanger Factory Outlet Centers, Inc.
                  1400 West Northwood Street [zip 27408]
                  P.O. Box 29168
                  Greensboro, NC 27429
                  Attention: Mr. Stanley K. Tanger and
                                Ms. Virginia Summerell
                  to the Lender:

                  Fleet National Bank
                  75 State Street
                  Boston, Massachusetts 02109
                  Attn: Commercial Real Estate Loan Administration

Personal delivery or any officer, agent or employee of a party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice of demand herein provided or to require giving of notice or demand to or upon the Guarantor in any situation or for any reason.

         18. Governing Law. This Guaranty shall be deemed to be a contract made under and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the Commonwealth of Massachusetts. The Guarantor and the Lender agree that any dispute arising out of this Guaranty shall be subject to the jurisdiction of both the state and federal courts in the Commonwealth of Massachusetts. For that purpose, the Guarantor hereby submits to the jurisdiction of the state and federal courts of the Commonwealth of Massachusetts. The Guarantor further agrees to accept service of process out of any of the before mentioned courts in such dispute by registered or certified mail addressed to the Guarantor.

         19. Federal Tax Identification Number. The Guarantor hereby certifies to the Lender that the Guarantor's federal tax identification number is 56-1815473.

         20. Lender Covenants. Notwithstanding any other provisions of this Guaranty by accepting this Guaranty Lender warrants, covenants and agrees as follows: (a) Lender will not institute an action against the Guarantor or exercise any of Lender's remedies under this Guaranty unless and until an Event of Default (as defined in the Revolving Credit Agreement) has occurred and is continuing; (b) the Facility may be prepaid in full without penalty (other than any payments due as a result of prepaying a Eurodollar Advance (as defined in the Note) prior to the termination of the then applicable Interest Period (as defined in the Note) at any time during which an Event of Default has occurred and is continuing; and (c) Lender will not enforce its rights against the Guarantor, unless in the same proceeding, the Lender shall also seek recovery (unless Lender is prohibited, temporarily or permanently, by bankruptcy, dissolutions, injunction, inability to achieve service of process or other similar legal impediment) from the Borrower of any outstanding balance due on the Obligations. Nothing herein shall limit Lender's rights against Guarantor to pursue only a deficiency judgment or otherwise obligate Lender to take actions other than as set forth above.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal as of the day and year first above written.

                                         TANGER FACTOR OUTLET CENTERS,
                                         INC.
[CORPORATE SEAL]
                                         By:_________________________________
ATTEST:                                           Stanley K. Tanger
                                                  Chairman of the Board
                                                  Chief Executive Officer
----------------------------
                  Secretary




STATE OF ____________________
COUNTY OF __________________


         The foregoing Guaranty Agreement was sworn to and subscribed before me this ____ day of __________, 199_, by Stanley K. Tanger, who is personally known to me, as Chairman of the Board and Chief Executive Officer of Tanger Factory Outlet Centers, Inc., general partner of Tanger Properties Limited Partnership.


                                        ---------------------------------
                                        Print Name:
                                        Notary Public, State of _______________
                                        My Commission Number is: ___________
                                        My Commission Expires:______________